UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 27, 2007

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                                CARLATERAL, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                       000-52639                  20-4158835
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                            Science Park, Xushui Town
                          Boading City, Hebei Province
                        People's Republic of China 072550
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          (Address of Principal Executive Offices, including Zip Code)

                                (86) 312-8605508
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              (Registrant's telephone number, including area code)

                 112 North Currie Street, Carson City, NV 89703
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                 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      On November 27, 2007, Carlateral, Inc. (the "Company") (i) appointed the accounting firm of Davis Accounting Group P.C. ("New Auditor") as its independent auditor and (ii) dismissed the accounting firm of Moore & Associates Chartered ("Former Auditor"), which firm had previously served as the Company's independent auditor.

      The board of directors' decision to engage the New Auditor was primarily based upon its newly acquired international operations. As reported by the Company in its Current Report on Form 8-K previously filed with the Securities and Exchange Commission on November 2, 2007, the Company recently acquired by merger a subsidiary having business operations in China.

      The reports of the Former Auditor on the Company's financial statements for the fiscal years ended February 28, 2007 and 2006 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that reports of the Former Auditor on the Company's financial statements for the fiscal years ended February 28, 2007 and 2006 were modified with respect to substantial doubt regarding the ability of the Company to continue as a going concern.. During the fiscal years ended February 28, 2007 and 2006 and the period from March 1, 2007 to November 27, 2007, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-B) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-B).

      The Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B, or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through November 27, 2007.

      The dismissal of the Former Auditor and appointment of the New Auditor as the Company's independent auditor was approved by the Board of Directors of the Company on November 27, 2007.

      A letter of the Former Auditor addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this
Item 4.01 as they refer to such firm.

Item 9.01 Financial Statements and Exhibits.

(c)       Exhibits

Exhibit No.     Description of Exhibit
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16.1            Letter of Moore & Associates Chartered to the Securities and
                Exchange Commission pursuant to the requirements of Item
                304(a)(3) of Regulation S-B


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2007                     CARLATERAL, INC.


                                              By: /s/ Zhenyong Liu
                                                  ------------------------------
                                                  Name: Zhenyong Liu
                                                  Title: Chief Executive Officer


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